UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2025

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway #6434

Albany NY 12207

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIUF	OTC Markets Group, Inc.

Class A Ordinary Share, par value $0.0001 per share	HAIAF	OTC Markets Group, Inc.

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIWF	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

 As previously disclosed in a Current Report on Form 8-K filed on August 15, 2024, Healthcare AI Acquisition Corp. (“HAIA” or SPAC”), a Cayman Islands exempted company, Leading Partners Limited, a Cayman Islands exempted company with limited liability (“Holdco,” or the “Combined Company”) and Leading Group Limited, a Cayman Islands exempted company with limited liability (the “Company,” or “LEADING”)), jointly issued a press release announcing a proposed business combination (the “Proposed Business Combination”) by entering into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things, Holdco has formed (a) Leadingway Ltd, a Cayman Islands exempted company with limited liability as a direct wholly-owned subsidiary of Holdco (“Merger Sub I”), and (b) HAIAway Ltd., a Cayman Islands exempted company as a direct wholly-owned subsidiary of Holdco (“Merger Sub II” which, together with Holdco and Merger Sub I, each, individually, referred to as an “Acquisition Entity” and, collectively, the “Acquisition Entities”) whereby: (i) Merger Sub I will merge with and into the Company (the “Company Merger”), the separate existence of Merger Sub I will cease and the Company will be the surviving corporation of the Company Merger and a direct wholly-owned subsidiary of Holdco (the Company is hereinafter referred to for the periods from and after the Company Merger Effective Time (as defined below) as the “Surviving Corporation”), and (ii) following confirmation of the effective filing of the Company Merger but on the same day, Merger Sub II will merge with and into HAIA (the “SPAC Merger” and together with the Company Merger, the “Mergers”), the separate existence of Merger Sub II will cease and HAIA will be the surviving corporation of the SPAC Merger and a direct wholly-owned subsidiary of Holdco. The Company is a provider of insurance products in the People’s Republic of China.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation (the “Investor Presentation”) that will be used by HAIA and the Company in connection with the transactions contemplated by the Proposed Business Combination.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

This Current Report on Form 8-K contains information with respect to the Proposed Business Combination. Holdco has filed a registration statement on Form F-4 (the “Registration Statement”) with the SEC which includes a preliminary proxy statement/prospectus of HAIA (a “Proxy Statement/Prospectus”). A full description of the terms of the Proposed Business Combination is provided in the Registration Statement. After the Registration Statement is declared effective, a definitive Proxy Statement/Prospectus will be mailed to HAIA’s shareholders as of a record date to be established for voting on the Proposed Business Combination. HAIA may also file other relevant documents regarding the Proposed Business Combination with the SEC. HAIA’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement / Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with HAIA’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Proposed Business Combination, because these documents will contain important information about HAIA, the Company and the Proposed Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Proposed Business Combination and other documents filed with the SEC by HAIA, without charge, at the SEC’s website located at www.sec.gov.

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Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, LEADING’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Business Combination, HAIA’s and LEADING’s ability to consummate the Business Combination, and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of HAIA’s and LEADING’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of HAIA and LEADING believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of HAIA and LEADING cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the Proxy Statement/Prospectus included in the Registration Statement relating to the Proposed Business Combination, which has been filed with the SEC, and other documents that may be filed by the Combined Company or HAIA from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither HAIA nor LEADING can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Business Combination due to the failure to obtain approval from HAIA’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Proposed Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Business Combination, the amount of redemption requests made by HAIA’s public shareholders, costs related to the Proposed Business Combination, the risk that the Proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Proposed Business Combination, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement filed with the SEC and those included under the heading “Risk Factors” in HAIA’s Annual Report on Form 10-K for the year ended December 31, 2024, and other filings with the SEC. There may be additional risks that neither HAIA nor LEADING  presently know or that HAIA and LEADING currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of HAIA and LEADING as of the date of this press release. Subsequent events and developments may cause those views to change. However, while HAIA and LEADING may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of HAIA or LEADING as of any date subsequent to the date of this press release. Except as may be required by law, neither HAIA nor LEADING undertakes any duty to update these forward-looking statements.

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Participants in the Solicitation

HAIA, LEADING and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HAIA’s shareholders in connection with the Proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HAIA’s shareholders in connection with the Proposed Business Combination will be set forth in the Proxy Statement/Prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Business Combination. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of HAIA, LEADING or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description
99.1	Investor Presentation Deck
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: April 7, 2025	By:	/s/ Jiande Chen
Name: Jiande Chen
Title: Chief Executive Officer

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